Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts:	Timothy A. Bonang, Vice President, Investor Relations
Elisabeth H. Olmsted, Manager, Investor Relations
(617) 796-8245

Five Star Quality Care, Inc. Reports Second Quarter 2013 Results and Announces Intention to Sell 11 Senior Living Communities with 753 Living Units that Receive the Majority of Their Revenues from Medicaid/Medicare

Newton, MA (July 29, 2013).  Five Star Quality Care, Inc. (NYSE: FVE) today announced its financial results for the quarter and six months ended June 30, 2013.

Second Quarter 2013 Financial Highlights:

•                  Total revenues for the second quarter of 2013 increased 9.0% to $351.9 million from $322.8 million for the same period in 2012.

•                  Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the second quarter of 2013 were $12.3 million compared to $17.1 million for the same period in 2012.  EBITDA for the second quarter of 2012 included a gain on settlement of our litigation with Sunrise Senior Living, Inc., or Sunrise, which increased EBITDA by $3.4 million.  EBITDA excluding that gain and certain other items was $12.5 million and $13.7 million for the second quarters of 2013 and 2012, respectively. A reconciliation of income from continuing operations determined in accordance with U.S. generally accepted accounting principles, or GAAP, to EBITDA and EBITDA excluding certain items for the quarters ended June 30, 2013 and 2012 appears later in this press release.

•                  Income from continuing operations for the second quarter of 2013 was $2.7 million, or $0.06 per basic and diluted share, compared to $5.3 million, or $0.10 per basic and diluted share for the same period in 2012.  Income from continuing operations for the second quarter of 2012 included a gain on settlement of our litigation with Sunrise of $1.9 million (net of taxes), or $0.04 per basic and diluted share.

•                  Net income for the second quarter of 2013 was $825,000, or $0.02 per basic and diluted share, compared to $4.6 million, or $0.09 per basic and diluted share for the same period in 2012.  Net income in the 2013 period included a loss from discontinued operations of $1.8 million.  Net income in the 2012 period included a gain on settlement of our litigation with Sunrise of $1.9 million (net of taxes) and a loss from discontinued operations of 674,000.

Second Quarter 2013 Operating Highlights:

•                  Occupancy at our owned and leased senior living communities for the second quarter of 2013 was 85.5% compared to 86.0% for the same period in 2012.

•                  The average monthly rate at our owned and leased senior living communities for the second quarter of 2013 increased by 0.8% to $4,443 from $4,406 for the same period in 2012.

•                  The percentage of revenues derived from residents’ private resources for the second quarter of 2013 at our owned and leased senior living communities increased 90 basis points to 76.7% from 75.8% for the same period in 2012.

•                  Our fee revenues from managed senior living communities in the second quarter of 2013 increased to $2.3 million compared to $1.3 million for the same period in 2012.

Year to Date Financial Highlights:

•                  Total revenues for the six months ended June 30, 2013 increased 9.7% to $703.1 million from $640.8 million for the same period in 2012.

•                  EBITDA for the six months ended June 30, 2013 was $22.5 million compared to $26.3 million for the same period in 2012.  EBITDA for the six months ended June 30, 2012 included a gain on settlement of our litigation with Sunrise that increased EBITDA by $3.4 million.  EBITDA excluding that gain and certain other items was $22.5 million and $22.9 million for the six months ended June 30, 2013 and 2012, respectively.  A reconciliation of income from continuing operations determined in accordance with GAAP to EBITDA and EBITDA excluding certain items for the six months ended June 30, 2013 and 2012 appears later in this press release.

•                  Income from continuing operations for the six months ended June 30, 2013 was $6.1 million, or $0.13 per basic and diluted share, compared to $6.5 million, or $0.14 per basic and diluted share for the same period in 2012.  Income from continuing operations for the six months ended June 30, 2013 included an income tax benefit of $1.5 million, or $0.03 per basic and diluted share, relating to a work opportunity tax credit program that expired in 2012 and which was retroactively reinstated in January 2013.  Income from continuing operations for the six months ended June 30, 2012 included a gain on settlement of our litigation with Sunrise of $1.9 million (net of taxes), or $0.04 per basic and diluted share.

•                  Net income for the six months ended June 30, 2013 was $2.8 million, or $0.06 per basic and diluted share, compared to $5.0 million, or $0.11 per basic and diluted share for the same period in 2012.  Net income in the 2013 period included a loss from discontinued operations of $3.4 million.  Net income in the 2012 period included a gain on settlement of our litigation with Sunrise of $1.9 million (net of taxes) and a loss from discontinued operations of $1.5 million.

Intention to Sell 11 Senior Living Communities with 753 Living Units that Receive the Majority of Their Revenues from Medicaid/Medicare:

In June 2013, we and Senior Housing Properties Trust, or SNH, agreed that SNH will offer for sale 10 senior living communities with 721 living units, which we lease from SNH.  Seven of these 10 communities with 578 living units are skilled nursing facilities, or SNFs, and three of these communities with 143 living units are assisted living communities.  Also in June 2013, we decided to offer for sale one assisted living community we own with 32 living units.  In aggregate, these communities receive the majority of their revenues from Medicare/Medicaid reimbursements.  We are in the process of offering these communities for sale, but we can provide no assurance that sales of these communities will occur.  With regard to the 10 communities that we lease from SNH, our rent payable to SNH will be reduced if and as these sales may occur pursuant to our lease terms with SNH.  The operating results of these 11 communities are included in our discontinued operations and they generated net losses of $1.8 million during the second quarter of 2013.

As of June 30, 2013, we and SNH had entered an agreement to sell one of the 10 communities that we lease from SNH and intend to sell, a SNF with 112 living units, for a sales price of $2.6 million.  We expect the sale of this SNF to occur before the end of 2013, but completion of this sale is subject to customary closing conditions and we can provide no assurance that a sale of this SNF will occur before the end of 2013 or at all or that the terms of the sale will not change.

Other Highlights:

On April 30, 2013, we completed the sale of two SNFs we owned located in Michigan with a total of 271 living units for an aggregate sales price of $8.0 million, including the assumption by the buyer of $7.5 million of United States Department of Housing and Urban Development guaranteed mortgage debt.  The operating results of these two SNFs are included in our discontinued operations.

2

On July 8, 2013, we redeemed all $24.9 million principal amount of our 3.75% convertible senior notes outstanding at a redemption price equal to the principal amount plus accrued and unpaid interest.  We funded this redemption with cash on hand and borrowings under our revolving credit facility.

Conference Call:

Later today, July 29, 2013, at 5:00 p.m. Eastern Time, we will host a conference call to discuss the second quarter financial results.  Following management’s presentation, there will be a question and answer period.

The conference call telephone number is (877) 777-1967.  Participants calling from outside the United States and Canada should dial (612) 332-0637. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 11:59 p.m. Eastern Time, August 5, 2013. To hear the replay, dial (320) 365-3844. The replay pass code is 296748.

A live audio webcast of the conference call will also be available in a listen only mode on the Company’s website at www.fivestarseniorliving.com.  Participants wanting to access the webcast should visit the Company’s website about five minutes before the call.  The archived webcast will be available for replay on the Company’s website for about one week after the call. The transcription, recording and retransmission in any way of the Company’s second quarter 2013 conference call is strictly prohibited without the prior written consent of the Company.  The Company’s website is not incorporated as part of this press release.

About Five Star Quality Care, Inc.:

Five Star Quality Care, Inc. is a senior living and healthcare services company.  As of June 30, 2013, we operated 250 senior living communities (excluding those senior living communities we have classified as discontinued operations) with 29,698 living units located in 31 states, including 30 communities (2,946 living units) that we own and operate, 181 communities (20,074 living units) that we lease and operate, and 39 communities (6,678 living units) that we manage.  These communities include independent living, assisted living, continuing care and skilled nursing communities.  We also operate two rehabilitation hospitals.  We are headquartered in Newton, Massachusetts.

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WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS PRESS RELEASE STATES THAT WE AND SNH HAVE DECIDED TO OFFER FOR SALE 10 SENIOR LIVING COMMUNITIES THAT WE LEASE FROM SNH AND WE HAVE DECIDED TO OFFER FOR SALE ONE SENIOR LIVING COMMUNITY THAT WE OWN.  WE CAN PROVIDE NO ASSURANCE THAT WE WILL BE ABLE TO SELL THESE COMMUNITIES ON TERMS ACCEPTABLE TO US OR OTHERWISE.

•                  THIS PRESS RELEASE STATES THAT WE AND SNH HAVE AGREED TO SELL ONE OF THE 10 SENIOR LIVING COMMUNITIES THAT WE LEASE FROM SNH AND THAT WE EXPECT THE SALE TO OCCUR PRIOR TO THE END OF 2013.  THIS SALE IS SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF SUCH TRANSACTIONS.  THESE TERMS AND CONDITIONS MAY NOT BE MET.  AS A RESULT, THIS TRANSACTION MAY BE DELAYED OR MAY NOT OCCUR OR ITS TERMS MAY CHANGE.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

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Supplemental Information, page 1 of 7

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Revenues:
Senior living revenue	$269,081	$269,040	$538,471	$535,776
Rehabilitation hospital revenue	28,343	26,386	55,824	53,173
Management fee revenue	2,281	1,302	4,583	2,390
Reimbursed costs incurred on behalf of managed communities	52,153	26,098	104,211	49,503
Total revenues	351,858	322,826	703,089	640,842

Operating expenses:
Senior living wages and benefits	130,466	130,240	263,086	262,026
Other senior living operating expenses	65,751	63,797	132,090	128,058
Costs incurred on behalf of managed communities	52,153	26,098	104,211	49,503
Rehabilitation hospital expenses	24,710	23,872	49,604	47,991
Rent expense	50,936	49,849	101,129	99,628
General and administrative	15,452	15,389	30,583	30,844
Depreciation and amortization	6,651	6,276	13,089	12,165
Total operating expenses	346,119	315,521	693,792	630,215

Operating income	5,739	7,305	9,297	10,627

Interest, dividend and other income	211	234	408	439
Interest and other expense	(1,355)	(1,605)	(2,811)	(3,031)
Acquisition related costs	(41)	—	(41)	—
Equity in earnings of Affiliates Insurance Company	79	76	155	121
Gain on settlement	—	3,365	—	3,365
Gain on early extinguishment of debt	—	45	—	45
Loss on sale of available for sale securities reclassified from other comprehensive income	(117)	—	(30)	(1)

Income from continuing operations before income taxes	4,516	9,420	6,978	11,565
Provision for income taxes	(1,854)	(4,108)	(850)	(5,063)
Income from continuing operations	2,662	5,312	6,128	6,502
Loss from discontinued operations	(1,837)	(674)	(3,368)	(1,495)

Net income	$825	$4,638	$2,760	$5,007

Weighted average shares outstanding - basic	48,253	47,914	48,244	47,906

Weighted average shares outstanding - diluted	48,253	49,953	48,244	50,360

Basic income per share from:
Continuing operations	$0.06	$0.10	$0.13	$0.14
Discontinued operations	(0.04)	(0.01)	(0.07)	(0.03)
Net income per share - basic	$0.02	$0.09	$0.06	$0.11

Diluted income per share from:
Continuing operations	$0.06	$0.10	$0.13	$0.14
Discontinued operations	(0.04)	(0.01)	(0.07)	(0.03)
Net income per share - diluted	$0.02	$0.09	$0.06	$0.11

Supplemental Information, page 2 of 7

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS DATA

(in thousands)

(unaudited)

	June 30, 2013	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$19,311	$24,638
Accounts receivable, net of allowance	56,763	49,886
Due from related persons	5,810	6,881
Investments in available for sale securities	16,352	12,920
Restricted cash	11,202	6,548
Prepaid expenses and other current assets	19,382	29,394
Assets of discontinued operations	4,978	16,285
Total current assets	133,798	146,552

Property and equipment, net	331,172	333,335
Restricted cash	11,196	12,166
Restricted investments in available for sale securities	6,979	10,580
Goodwill, equity investment and other long term assets	75,741	75,604
Total assets	$558,886	$578,237

Liabilities and Shareholders’ Equity
Current liabilities:
Revolving credit facility, secured, principally by real estate	$—	$—
Revolving credit facility, secured, principally by accounts receivable	—	—
Convertible senior notes	24,872	24,872
Other current liabilities	148,010	165,969
Total current liabilities	172,882	190,841

Mortgage notes payable	37,050	37,621
Other long term liabilities	39,141	42,970
Shareholders’ equity	309,813	306,805
Total liabilities and shareholders’ equity	$558,886	$578,237

Supplemental Information, page 3 of 7

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012

Cash flows from operating activities:
Net income	$825	$4,638	$2,760	$5,007
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	6,651	6,276	13,089	12,165
Gain on early extinguishment of debt	—	(45)	—	(45)
Loss from discontinued operations	1,837	674	3,368	1,495
Loss on sale of available for sale securities	117	—	30	1
Equity in earnings of Affiliates Insurance Company	(79)	(76)	(155)	(121)
Stock-based compensation	383	273	588	490
Provision for losses on receivables	1,606	1,074	2,842	2,153
Changes in assets and liabilities:
Accounts receivable	(5,145)	256	(9,719)	(1,722)
Prepaid expenses and other assets	2,283	4,003	9,377	3,515
Accounts payable and accrued expenses	(2,795)	1,783	(15,623)	2,140
Accrued compensation and benefits	(357)	611	3,088	5,101
Due from (to) related persons, net	201	2,489	1,315	(2,703)
Other current and long term liabilities	1,095	(10)	(1,473)	984
Cash provided by operating activities	6,622	21,946	9,487	28,460

Net cash provided by (used in) discontinued operations	2,955	747	(81)	1,390

Cash flows from investing activities:
Acquisition of property and equipment	(13,717)	(15,235)	(26,255)	(27,770)
Payments from restricted cash and investment accounts, net	(1,518)	(754)	(3,684)	(3,890)
Purchase of available for sale securities	(451)	(4,554)	(5,333)	(4,554)
Proceeds from disposition of property and equipment held for sale	7,731	7,668	15,901	13,967
Proceeds from sale of available for sale securities	2,804	—	5,213	772
Cash used in investing activities	(5,151)	(12,875)	(14,158)	(21,475)

Cash flows from financing activities:
Proceeds from borrowings on credit facilities	—	47,500	20,000	47,500
Repayments of borrowings on credit facilities	—	(10,000)	(20,000)	(10,000)
Repayments of borrowing on the bridge loan from Senior Housing Properties Trust	—	(38,000)	—	(38,000)
Purchase and retirement of convertible senior notes	—	(12,038)	—	(12,038)
Repayments of mortgage notes payable	(271)	(290)	(575)	(576)
Cash used in financing activities	(271)	(12,828)	(575)	(13,114)

Change in cash and cash equivalents during the period	4,155	(3,010)	(5,327)	(4,739)
Cash and cash equivalents at beginning of period	15,156	26,645	24,638	28,374
Cash and cash equivalents at end of period	$19,311	$23,635	$19,311	$23,635

Supplemental cash flow information:
Cash paid for interest	$1,079	$1,749	$1,788	$2,751
Cash paid for income taxes	$1,098	$1,113	$1,394	$1,235

Non-cash activities:
Issuance of common stock	$182	$114	$182	$114

Supplemental Information, page 4 of 7

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

(dollars in thousands, except average monthly rate)

	Three months ended		Six months ended
	June 30,(2)		June 30,(2)
	2013	2012	2013	2012
Senior living communities:
Number of communities (end of period)	211	211	211	211
Number of units (end of period)	23,020	23,020	23,020	23,020
Occupancy	85.5%	86.0%	85.8%	86.2%
Avg. monthly rate(3)	$4,443	$4,406	$4,458	$4,383

Senior living revenue:
Independent and assisted living community revenue	$124,242	$121,975	$247,443	$243,184
Continuing care retirement community revenue	97,020	96,954	194,456	194,387
Skilled nursing facility revenue	44,671	46,745	90,050	91,632
Other (4)	3,148	3,366	6,522	6,573

Total senior living revenue	$269,081	$269,040	$538,471	$535,776

Senior living wages and benefits:
Independent and assisted living community wages and benefits	$52,753	$52,650	$106,432	$105,962
Continuing care retirement community wages and benefits	48,029	47,702	97,006	96,220
Skilled nursing facility wages and benefits	28,404	28,540	57,256	57,203
Other (4)	1,280	1,348	2,392	2,641

Total senior living wages and benefits	$130,466	$130,240	$263,086	$262,026

Senior living other operating expenses:
Independent and assisted living community other operating expenses	$29,879	$28,620	$59,364	$57,943
Continuing care retirement community other operating expenses	24,528	23,403	49,623	47,271
Skilled nursing facility other operating expenses	11,220	11,131	22,493	21,652
Other (4)	124	643	610	1,192

Total senior living other operating expenses	$65,751	$63,797	$132,090	$128,058

(1)             Excludes data for managed communities, rehabilitation hospitals and discontinued senior living operations.

(2)             The number of communities operated continuously from January 1, 2012, through June 30, 2013, did not change; as such, there is no separate comparable senior living community financial data presented.

(3)             Average monthly rate is calculated by taking the average daily rate, which is defined as total operating revenue divided by occupied units, during the period and multiplying it by 30 days.

(4)             Other senior living relates primarily to rehabilitation and other specialty service revenues and expenses provided at our residential facilities and does not include revenue and expenses from our rehabilitation hospital operations.

Supplemental Information, page 5 of 7

FIVE STAR QUALITY CARE, INC.

PERCENT BREAKDOWN OF SENIOR LIVING COMMUNITY REVENUES(1)

	Three months ended		Six months ended
	June 30,		June 30,
	2013	2012	2013	2012
Independent and assisted living communities:
Private and other sources	99.1%	99.0%	99.1%	99.0%
Medicaid	0.9%	1.0%	0.9%	1.0%
Total	100%	100%	100%	100%

Continuing care retirement communities:
Private and other sources	71.7%	70.6%	70.9%	70.6%
Medicare	22.4%	22.7%	23.0%	22.7%
Medicaid	5.9%	6.7%	6.1%	6.7%
Total	100%	100%	100%	100%

Skilled nursing facilities:
Private and other sources	26.0%	26.3%	26.0%	26.4%
Medicare	26.1%	25.4%	26.5%	26.0%
Medicaid	47.9%	48.3%	47.5%	47.6%
Total	100%	100%	100%	100%

Total senior living communities:
Private and other sources	76.7%	75.8%	76.3%	75.9%
Medicare	12.6%	12.8%	12.9%	12.9%
Medicaid	10.7%	11.4%	10.8%	11.2%
Total	100%	100%	100%	100%

(1)   Excludes data for managed communities, rehabilitation hospitals and discontinued senior living operations.

Supplemental Information, page 6 of 7

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING OTHER OPERATING DATA(1)

(dollars in thousands, except average monthly rate)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Independent and assisted living communities (owned):
Number of communities (end of period)	30	30	30	30	30
Number of units (end of period)	2,946	2,946	2,946	2,946	2,946
Occupancy	87.6%	87.5%	87.8%	86.1%	85.2%
Avg. monthly rate(2)	$3,379	$3,374	$3,292	$3,306	$3,333

Independent and assisted living communities (leased):
Number of communities (end of period)	119	119	119	119	119
Number of units (end of period)	9,906	9,906	9,906	9,906	9,906
Occupancy	88.0%	88.5%	89.1%	88.8%	88.5%
Avg. monthly rate(2)	$3,669	$3,662	$3,590	$3,586	$3,604

Continuing care retirement communities (leased):
Number of communities (end of period)	31	31	31	31	31
Number of units (end of period)(3)	7,346	7,346	7,346	7,346	7,346
Occupancy	83.3%	83.7%	83.4%	84.0%	83.9%
Avg. monthly rate(2)	$5,230	$5,280	$5,204	$5,117	$5,185

Skilled nursing facilities (leased):
Number of communities (end of period)	31	31	31	31	31
Number of units (end of period)(4)	2,822	2,822	2,822	2,822	2,822
Occupancy	80.7%	81.5%	82.2%	83.0%	83.9%
Avg. monthly rate(2)	$6,496	$6,644	$6,460	$6,219	$6,484

Total senior living communities (owned and leased):
Number of communities (end of period)	211	211	211	211	211
Number of units (end of period)	23,020	23,020	23,020	23,020	23,020
Occupancy	85.5%	86.0%	86.3%	86.2%	86.0%
Avg. monthly rate(2)	$4,443	$4,474	$4,385	$4,337	$4,406

Managed communities:
Number of communities (end of period)	39	39	39	30	25
Number of units (end of period)(5)	6,678	6,678	6,678	4,488	3,735
Occupancy	87.4%	87.2%	87.7%	87.6%	87.6%
Avg. monthly rate(2)	$4,215	$4,296	$4,144	$3,962	$4,000

Rehabilitation hospitals (leased):
Number of hospitals (end of period)	2	2	2	2	2
Number of units (end of period)	321	321	321	321	321
Occupancy	61.9%	63.7%	60.2%	60.7%	59.8%

Other ancillary services:
Rehabilitation and wellness inpatient clinics (end of period)	51	53	50	50	48
Rehabilitation and wellness outpatient clinics (end of period)	51	49	49	46	44
Home health communities served (end of period)	6	6	6	6	6

(1)             Excludes data for discontinued operations.

(2)             Average monthly rate is calculated by taking the average daily rate, which is defined as total operating revenue divided by occupied units, during the period and multiplying it by 30 days.

(3)             Includes 2,024 skilled nursing units in communities where assisted living and independent living services are the predominant services provided.

(4)             Includes 69 assisted living and independent living units in communities where skilled nursing services are the predominant services provided.

(5)             Includes 412 skilled nursing units in communities where assisted living and independent living services are the predominant services provided.

Supplemental Information, page 7 of 7

FIVE STAR QUALITY CARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items, or collectively, Non-GAAP Financial Measures, are not financial measures determined according to U.S. generally accepted accounting principles, or GAAP.  We consider these Non-GAAP Financial Measures to be meaningful disclosures because we believe that the presentation of these Non-GAAP Financial Measures may help investors to gain a better understanding of changes in our operating results, and may also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. These Non-GAAP Financial Measures are used by management to evaluate our financial performance and for comparing our performance over time and to the performance of our competitors. These Non-GAAP Financial Measures as presented may not, however, be comparable to amounts calculated by other companies.  This information should not be considered as an alternative to income from continuing operations, net income, cash flows from operating activities or any other financial operating or performance or liquidity measure established by GAAP.  The following table includes the reconciliation of these Non-GAAP Financial Measures to income from continuing operations, the most directly comparable financial measure under GAAP reported in our condensed consolidated financial statements, for the three and six months ended June 30, 2013 and 2012.

	Three months ended		Six months ended
	June 30,		June 30,
	2013	2012	2013	2012
Income from continuing operations	$2,662	$5,312	$6,128	$6,502
Add: interest and other expense	1,355	1,605	2,811	3,031
Add: income tax expense	1,854	4,108	2,318	5,063
Add: depreciation and amortization	6,651	6,276	13,089	12,165
Less: interest, dividend and other income	(211)	(234)	(408)	(439)
Less: income tax benefit	—	—	(1,468)	—
EBITDA	12,311	17,067	22,470	26,322
Add (less):
Acquisition related costs	41	—	41	—
Loss on sale of investments in available for sale securities	117	—	30	1
Gain on settlement	—	(3,365)	—	(3,365)
Gain on early extinguishment of debt	—	(45)	—	(45)
EBITDA excluding certain items	$12,469	$13,657	$22,541	$22,913